UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2006

Cooper Industries, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	1-31330	98-0355628
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Travis, Suite 5800, Houston, Texas		77002-1001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-209-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2006, Cooper Industries and other parties involved in the resolution of the Federal-Mogul Corporation bankruptcy proceeding reached a revised agreement regarding Cooper’s participation in Federal-Mogul’s 524(g) asbestos claimants trust. On July 7, 2006, Cooper Industries filed a Current Report on Form 8-K disclosing the key terms and conditions of the agreement including the identity of the parties to the agreement. Attached hereto as Exhibit 99.1 is a copy Term Sheet that sets forth the detailed terms and conditions.

Item 2.02 Results of Operations and Financial Condition.

Second Quarter Results of Operations

On July 20, 2006, Cooper Industries, Ltd. (the "Company") issued the press release attached hereto as Exhibit 99.2 setting forth the Company's results of operations for the second quarter of 2006. The press release includes a reference to free cash flow and the Company's net debt-to-total capitalization ratio. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the press release.

Company management believes that the presentation of free cash flow provides investors an efficient means by which they can evaluate the Company's capacity in the period to reduce debt, repurchase shares and make acquisitions or other investments. Management also uses free cash flow to assess the Company's operating performance and includes free cash flow as a criteria for determining incentive compensation for key employees. Company management believes that the net debt-to-total capitalization ratio provides investors with a supplemental ratio that reflects the Company's debt leverage if the Company were to use its cash to pay down debt.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1 Term Sheet Pneumo Abex Settlement Plan A and Plan B dated as of July 6, 2006 among Cooper Industries, Ltd.; Cooper Industries, LLC; Federal-Mogul Corporation; Federal-Mogul Products, Inc.; the Future Claimants’ Representative for Federal-Mogul Corporation and Federal-Mogul Products, Inc.; the Official Committee of Asbestos Claimants for Federal-Mogul Corporation and Federal-Mogul Products, Inc.; Pneumo Abex LLC; and PCT International Holdings, Inc.

99.2 Company press release dated July 20, 2006 titled, "Cooper Industries Reports Record Second Quarter; Continuing Earnings of $1.27 Per Share, Up 25 Percent."

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Industries, Ltd.

July 20, 2006	By:	/s/ Terry A. Klebe

Name: Terry A. Klebe
Title: Senior Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Term Sheet Pneumo Abex Settlement Plan A and Plan B dated as of July 6, 2006 among Cooper Industries, Ltd.; Cooper Industries, LLC; Federal-Mogul Corporation; Federal-Mogul Products, Inc.; the Future Claimants' Representative for Federal-Mogul Corporation and Federal-Mogul Products, Inc.; the Official Committee of Asbestos Claimants for Federal-Mogul Corporation and Federal-Mogul Products, Inc.; Pneumo Abex LLC; and PCT International Holdings, Inc.
99.2	Company press release dated July 20, 2006 titled, "Cooper Industries Reports Record Second Quarter; Continuing Earnings of $1.27 Per Share, Up 25 Percent."